UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2019

Osmotica Pharmaceuticals plc

(Exact name of registrant as specified in its charter)

Ireland	001-38709	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Crossing Boulevard Bridgewater, NJ	08807
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (908) 809-1300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	OSMT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01Other Events.

As previously disclosed in the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2019 filed by Osmotica Pharmaceuticals plc (the “Company”), in connection with the issuance of the unaudited condensed consolidated financial statements as of and for the three and nine months ended September 30, 2019 and 2018, the Company determined that a revision was required to correct misstatements associated with the tax treatment of certain intercompany transactions at the time of the business combination between Osmotica Holdings Limited and subsidiaries and Vertical/Trigen Holdings LLC, which occurred on February 3, 2016. Additionally, revisions were necessary to correct misstatements related to uncertain tax provisions and prepaid taxes and certain other previously identified immaterial misstatements.

To correct this misstatement, the Company retrospectively adjusted its consolidated financial statements for the fiscal year ended December 31, 2016, which adjustments also resulted in further adjustments in its consolidated financial statements for the years ended December 31, 2018 and 2017. The Company is attaching to this Current Report on Form 8-K as Exhibit 99.1 the Company’s retrospectively adjusted Management’s Discussion and Analysis of Financial Condition and Results of Operations and audited consolidated financial statements for the fiscal years ended December 31, 2018 and 2017, as well as the related notes, together with the report of the Company’s independent registered public accounting firm thereon.

Except for the retrospective adjustments referred to above, this Current Report on Form 8-K, and the disclosures contained herein, do not reflect events occurring subsequent to the filing of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 that was filed with the Securities and Exchange Commission (the “SEC”) on March 28, 2019, and do not modify or update the disclosures therein in any way, other than described above and set forth in Exhibit 99.1 attached hereto. For information on developments regarding the Company since the filing of its Annual Report on Form 10-K for the fiscal year ended December 31, 2018, please refer to the Company’s reports filed with the SEC since then, including the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2019.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of BDO USA, LLP
99.1

Management’s Discussion and Analysis of Financial Condition and Results of Operations and Audited Financial Statements as of and for the years ended December 31, 2018 and 2017 and Report of the Company’s Independent Registered Public Accounting Firm

101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSMOTICA PHARMACEUTICALS PLC

Date: December 20, 2019
	By:	/s/ Andrew Einhorn
Andrew Einhorn Chief Financial Officer